SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 3, 2012 (February 2, 2012)

Transgenomic, Inc.

(Exact Name of registrant as specified in its charter)

DELAWARE	000-30975	91-1789357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12325 Emmet Street, Omaha, Nebraska	68164
(Address of Principal Executive Offices)	(Zip Code)

(402) 452-5400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 3, 2012, the Company issued a press release announcing a private placement financing, a copy of which is furnished as Exhibit 99.1 attached hereto.

The press release is being furnished under “Item 7.01- Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

      The filing of this report and the furnishing of the press release pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required. In addition, the Company does not assume any obligation to update such information in the future.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated February 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2012.	TRANSGENOMIC, INC.

	By:	/s/ Brett L. Frevert
Brett L. Frevert Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated February 3, 2012.